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                                                                 EXHIBIT NO. 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 333-92283, 333-92283-01, 333-92283-02 and 333-92283-03 of Duke Capital
Corporation on Form S-3 of our report dated January 18, 2001, appearing in this Annual Report on Form 10-K of Duke Capital Corporation for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Charlotte, North Carolina
March 30, 2001